REED'S INC

October 2019


MADE FROM FRESH GINGER
CRAFT GINGER BEER
REED'S
ALL-NATURAL
ORIGINAL

SAFE HARBOR

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

This preliminary financial information and guidance has been prepared by our management and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. These estimated preliminary results and forecasts are subject to completion of our customary quarterly and annual financial closing and audit and review procedures and are not a comprehensive statement of our financial results for the applicable periods. In addition, this preliminary financial information and guidance is not necessarily indicative of the results to be achieved in any future period.

Use of Non-GAAP Measures

The Company presents Modified EBITDA as a supplemental measure of its performance. However, Modified EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of liquidity. The Company defines Modified EBITDA as net income (loss), plus interest expense, depreciation and amortization, stock-based compensation, changes in fair value of warrant expense, and one-time restructuring-related costs including employee severance and asset impairment. Management considers the Company's core operating performance to be that which its managers can affect in any particular period through their management of the resources that affect the Company's underlying revenue and profit generating operations during that period. Non-GAAP adjustments to the Company's results prepared in accordance with GAAP are itemized in the Company's 10-K for the period ended December 31, 2018, as filed with the SEC on April 1, 2019, and 10-Q for the period ended June 30, 2019, as filed with SEC on August 13, 2019. Readers are encouraged to evaluate these adjustments and the reasons the Company's considers them appropriate for supplemental analysis. In evaluating Modified EBITDA, the reader should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company's presentation of Modified EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.

Executive Summary


REEDS

COMPANY SNAPSHOT

Market Statistics

Share Price (as of 10/10/2019)	$0.74	Market Capitalization[1,2]	$24.9 million
52 Week High	$4.05	Debt (as of 6/30/2019)	$9.6 million
52 Week Low	$0.72	Cash (as of 6/30/2019)	$1.6 million
Average Volume (3 month)	0.2 million	Enterprise Value[1,2]	$32.8 million
Fully-Diluted Shares Outstanding[1]	33.7 million	Enterprise Value / LTM Net Sales[1,2]	0.9x

Top Holders[3]

Holder	Common Stock	% Held
Raptor Holdco GP	2,469,314	7.3%
AWM Investment Company	2,385,035	7.1%
Wellington Management Group	2,249,600	6.7%
Christopher J Reed	1,475,990	4.4%
John Bello	1,283,120	3.8%
The Vanguard Group	931,589	2.8%
Polar Asset Management	665,917	2.0%
Handelsbanken Asset Management	620,000	1.8%
Bard Associates	592,110	1.8%
Royce & Associates	572,243	1.7%
Other Holders	20,475,126	60.7%
Total	33,720,044	100.0%

Share Price and Volume[2]


$4.00
$3.00
$2.00
$1.00
$0.00
4,000,000
3,000,000
2,000,000
1,000,000
0
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Volume
Share Price

[1] Treasury stock method.
[2] As of 10/10/2019.
[3] Source: SEC filings and REED management.



John Bello
Chairman and Interim CEO

- Reed's Chairman since November 2016
- 20+ years of beverage industry experience
- Founder and former CEO of SoBe, a national beverage brand with sales exceeding $275 million, which sold to Pepsi in 2000 for $370 million



Norman E. Snyder
Chief Operating Officer

- Joined Reed's in September 2019
- 20+ years of operations experience in the beverage industry
- Experience working alongside John Bello at SoBe and NFL Properties
  - Was responsible for building national production (including 17 packing facilities)



Iris Snyder
Chief Financial Officer

- Joined Reed's in May 2018
- Prior SVP and CFO for Stoli Group USA
- Finance Director for Chobani and numerous financial positions for Diageo

OPPORTUNITY

- ✓ **Premiumization** – steady march of US consumers embracing quality
- ✓ **Natural** – desire for all-natural products is going mainstream
- ✓ **Clean Label** – 75% of consumers believe that fewer ingredients = healthier
- ✓ **Craft** – continued appeal of higher quality, independent, authentic brands
- ✓ **Functionality** – move to added function to beverage with ginger / hemp / energy
- ✓ **Reduced Sugar** – shift away from high sugar and artificial sweeteners / Keto Growing
- ✓ **Premium, "Better-for-You" Cocktails** – Moscow Mule up 30% in on-premise sales in 2017, Moscow Mule now top 5 most popular cocktail in US

Sources: Nielsen Annual Healthcare Shoppers survey, Mintel, Innova, BCG/IRI Small Brand Study, Whipstitch Capital Healthy Living Trends, Technomic, Cheers Magazine

FINANCIAL HIGHLIGHTS

Annual Net Sales

Fiscal year ended December 31 — $'s in millions



$38.1
$6.0
$32.1
$35.5
$34.5
$42.6
$38.0
7.5% – 10.6% Growth
10.0% – 20.0% Growth
2018
2019E
2020E
New Guidance
Core
Private Label / Discontinued SKUs

2019 Quarterly Net Sales

Fiscal year ended December 31 — $'s in millions



$8.3
$0.6
$7.7
$8.4
$9.4
$0.9
$8.5
$9.5
$10.8
$2.3
$8.5
$8.5
$9.6
$2.2
$7.4
$9.1
$8.1
2018
2019
2018
2019
2018
2019E
2018
2019E
Q1
Q2
Q3
Q4
New Guidance
Core
Private Label / Discontinued SKUs

FINANCIAL HIGHLIGHTS

Historical Gross Margin


18.3%
28.0%
26.6%
2017
2018
2019 YTD [1]

New Gross Margin Guidance


29.0%+
30.0%+
32.0%+
Q3 2019E
Q4 2019E
2020E

Product Mix


2018
Private Label / Discontinued SKUs 14%
$6.0m
Reed's 48%
Virgil's 38%


2019
Private Label / Discontinued SKUs [2] 1%
Virgil's 48%
Reed's 51%

[1] Year-to-date as of June 30, 2019.
[2] Private Label / discontinued SKUs includes Reed's Kombucha, Dr. Better, and Sonoma and private label production.

SUPPLY CHAIN ISSUES

- Lack of flexibility and redundancy in co-packer network
- Previously had only three total co-packers
  - East Coast 1 – Packaging failures with pressure sensitive label (PSL) defect
  - West Coast 1 – Shut down during delayed install of new high-speed equipment
  - West Coast 2 – Unplanned downtime and no second shift available to make up short fall for West Coast 1

Concurrent events at all three co-packers had sudden and meaningful impact on production and inventory, resulting in $1.1 million of core brand sales orders unfilled and $400k of delayed innovation sales in Q2 2019

SUPPLY CHAIN SOLUTION

- **Status of existing co-packers:**

Existing Co-Packers	Status
East Coast 1	✓ Resolved labeling issue and production planning enhanced
West Coast 1	✓ High-speed line up and running and locking in additional capacity
West Coast 2	✓ Continuous efficiency improvements

- **Status of new and targeted co-packers:**

New & Targeted Co-Packers	Status
East Coast 2	✓ Added co-packer on east coast and currently running production
East Coast	• Reed's is targeting three to four additional co-packers and is currently in discussions with three of them • Targeted co-packers are on both east and west coasts to help minimize shipping costs
West Coast	
Midwest	• Seeking co-packers that fit production capability required

OLD VS NEW SUPPLY CHAIN



- Existing co-packers
- New co-packer currently running production
- Near-term targeted co-packers
- Long-term targeted co-packers

REED'S INC

REED'S TRANSFORMATION ROADMAP

2017

Transition

- ✓ Business Assessment
- ✓ New Strategy
- ✓ Price Increase
- ✓ SKU Rationalization

2018

Turnaround

- ✓ Optimize Operating Model
- ✓ Sell LA Plant
- ✓ New Credit Line
- ✓ Build Marketing & Sales Infrastructure and Refresh

2019 & 2020 Growth Plan

Brand Build/Sell-Thru Velocity

- ✓ Brand Refresh
- ✓ Core Innovation – Zeros & Cans
- ✓ Pull Campaign
- ✓ Trade investment
  - Displays
  - Promotions
  - Coupons
  - POS
  - Sampling

Category Innovation

- ✓ Ginger Beer with Hemp
- • Ready-to-Drink Mule
- • Wellness Ginger Shots
  - • Added Functions

Outlet Expansion

- • Trade Spend
- • Slotting
- • New Channels / Brokers
- • New Channel-specific packaging
- • Added sales resources
- • Adding 5K-10K new outlets

✓ = completed initiative

• = ongoing initiative

REED'S INC

Outlet Expansion


REED'S
EXTRA
NON-ALCOHOLIC
AMERICA'S #1 GINGER BEER
Nasdaq

REED'S INC

SIGNIFICANT VOLUME UPSIDE VIA DISTRIBUTION EXPANSION

- Investment in new brokers, distributors, sales resources and merchandisers
- Investment in slotting, trade spend, point of sale, couponing, racks and sampling

US Channel	Estimate Door Universe[1]	2018 Reed's Doors[1]	YTD 2019 New Doors Gained
NATURAL / SPECIALTY	8,000	6,000	600
GROCERY/MASS	45,000	20,000	2,500
DRUG	55,000	3,000	0
CLUB	2,400	50	100
ON-PREMISE (RESTAURANT/BAR)	670,000	3,000	550
LIQUOR STORES	50,000	1,000	300
CONVENIENCE STORES	150,000	< 2,000	600
TOTAL	**980,400**	**30,000+**	**4,650**

2019 NEW DOOR GROWTH PLAN	**5,000 – 10,000**

- Significant upside in 2019 and beyond through penetrating on-premise, liquor and convenience channels

[1] Doors represent retail outlets in which product can be sold to a consumer.

EXAMPLES OF RETAIL WINS ACROSS THE U.S.

TARGET

- Tested NEW Virgil's ZERO Cans in 900 stores
- Expanded ZERO to 1,600+
- Incremental space comes from Dry Soda
- 24/7 Marketing activation:
  - Coupons
  - BOGO's
  - Social/Smartphone
  - Red Card
- Reed's ZERO Sugar Extra added in Sept set


Sale!
4 for $10
Sale!





Walmart

- On shelf in May – 1,100 stores
- 7 Total SKUs authorized
- ~30% of craft soda set
- Full end cap displays
- Early scan through strong




Low Price
$4 98


$5 68

REED'S INC

EXAMPLES OF RETAIL WINS ACROSS THE U.S.

Recent Wins	In Process / Expand Distribution
Albertsons Safeway	7-Eleven
Circle K	BJ's
Commissary	Food Lion
Costco Wholesale	Giant Eagle
Giant	Meijer
Harris Teeter Neighborhood Food & Pharmacy	Publix
H-E-B	Southeastern Grocers (Home of BI-LO, Fresco y Más, Harveys, Winn-Dixie)
Shaw's / Star Market	Walmart
Target	
Trader Joe's	

REED'S INC

DISTRIBUTION ACROSS THE ENTIRE U.S.



PCC Natural Markets
metropolitan market delivers
Costco Wholesale
QFC
Fred Meyer
Raley's and Bel Air
Safeway
Andronico's
BevMo! Beverages & More
Ralphs
Bristol Farms
Trader Joe's
Vons
Bartell Drugs
Haggen Food & Pharmacy
Yoke's Fresh Market
Rosauers Online
Albertsons
Cost Plus World Market
fry's
fry's Marketplace
Bashas'
King Soopers
City Market
Sunflower Farmers Market
Lucky
Sprouts Farmers Market
H-E-B
Brookshire's
Great People ~ Great Prices
Brookshire Brothers
Food & Pharmacy
Central Market
Whole Foods Market
Rouses
Supervalu
meijer
Cub Foods
Jewel-Osco
Roundy's Since 1872
Lunds
Byerlys
HyVee
Rite Aid
ingles
shaw's
bigg's
Ukrop's
Price Chopper
Giant Eagle
Big Y
Wegmans
helping you make great meals easy
Roche Bros.
Your family deserves the best.
Hannaford
Mrs. Green's natural market
Stop&Shop
ShopRite
Genuardi's
weis
Food Lion
Earth Fare
Harris Teeter
Your Neighborhood Food Market
piggly wiggly
The Fresh Market
Winn Dixie
the real deal
Publix

survey.com

Mobile technology & on-demand workforce applied to merchandising


MONTANA
NORTH DAKOTA
SOUTH DAKOTA
OREGON
NEBRASKA
UTAH
United States
Ottawa
Philadelphia
LOUISIANA
San Diego
Gulf of California
Gulf of Mexico

THE WORKFORCE

- 300,000 workforce "The UBER of Merchandising"

MOBILE TECHNOLOGY & REPORTING

- Survey.com's mobile technology delivers high impact reports and photos showing the results from each merchandising shift

QUALITY ASSURANCE/CAPABILITIES

- Shelf stocking, facing, rotating products, back room stocking
- Setting up end caps, promotional fixtures, POS, displays
- Affixing stickers and coupons to your items
- Retail Audits – thousands of visits per month

REED'S INC

Marketing


CRAFT GINGER BEER
REED'S
ALL-NATURAL
ZERO SUGAR
EXTRA

REED'S 360 ACTIVATION SUMMARY


Rose Bowl
AMERICA'S STADIUM

EVENTS


cheddar
CANADA DRY FOOLED OUR MOMS

PR


FOOLED
YOUR
MOM
REED'S

OUTDOOR


CANADA DRY FOOLED YOUR MOM!

DIGITAL MEDIA

SiriusXm SATELLITE RADIO

SATELLITE RADIO


REED'S
MADE WITH REAL
GINGER
(AND LOTS OF IT)


REAL GINGER

SAMPLING

hulu

STREAMING

IN-STORE BLITZ


READY FOR
REAL
GINGER?
MADE FROM FRESH GINGER ROOT
REED'S
MAKES THE ULTIMATE MULE
$1 OFF
AMERICA'S #1 GINGER BEER

SOCIAL MEDIA/INFLUENCER


READY FOR REAL GINGER?
WIN $1,000

VIRGIL'S 360 PULL CAMPAIGN


VIRGIL'S
ZERO SUGAR
ROOT BE

SAMPLING


SODA'S
NEXT STEP

DIGITAL MEDIA


ALL-NATURAL
VIRGIL'S
V I R G I L S
WIN A
FREE TEE!
See what's under your Virgil's Bottle Cap
and go to www.virgils.com for details

PROMOTIONS

VIRGIL'S


VIRGIL'S
SODA'S NEXT STEP

OUTDOOR

INFLUENCERS



KETO COMMUNITY

CK CERTIFIED KETOGENIC
certketo.com

KETOCON
AUSTIN 2019

SOCIAL



Brand Health Numbers Show Significant Impact of Summer Marketing Efforts

	National				Target Markets[1]			
	Wave 1 – April (N=1,426)	Wave 2 – Sep (N=1,713)	+/-		Wave 1 – April (N=487)	Wave 2 – Sep (N=465)	+/-	Key Drivers
Awareness	50%	55%	+ 5%	**Awareness**	55%	62%	+ 7%	• Paid social media likely the driver of the 7% jump in "Recommended by a Friend" • Also "Received a sample from a branded truck" up 3% nationally
Trial	39%	42%	+ 3%	**Trial**	43%	48%	+ 5%	• "Served at an event I was attending" up significantly, attribute shift to the Sampling Truck
Purchase	22%	22%	0%	**Purchase**	25%	30%	+ 5%	• Significant Increase in "I like the package" and "I was given a sample" • National Purchase is flat, key reasons consumers didn't buy was "the product wasn't at my store"

= Statistically significant (green shading: + 5%, + 3%, + 7%, + 5%, + 5%)




READY FOR REAL GINGER?


GINGER ALE FOOLED
YOUR MOM
TURNS OUT, THERE'S ALMOST NO GINGER IN CANADA DRY GINGER ALE
REED'S
MADE WITH REAL
GINGER
(AND LOTS OF IT)
TRY REED'S





Source: Cleria 360 Tracking Survey April vs September; last 4 months.
[1] Boston, NY, LA, San Diego and Seattle.

Growing Awareness Over Increasing Number of Ginger Beer Competitors

April 2019 Survey


Reed's
50%
Gosling's
41%
Fever Tree
38%
Bundaberg
31%
Barritt's
30%
Q
29%
Maine Root
19%
Cock N Bull
18%

September 2019 Survey


Reed's
55%
Gosling's
44%
Fever Tree
35%
Bundaberg
33%
Barritt's
31%
Q
26%
Maine Root
22%
Cock N Bull
18%

Source: Cleria Research - Based on national surveys among 1,426 and 1,713 respondents who have consumed Ginger Beer at least once in the last 4 months

REASONS CUSTOMERS PURCHASE REED'S

- The 6% increase in packaging was due to the restaging of products in stores
- Customers who tried a sample from the Reed's "truck," purchased product 4% between surveys

Customer's Reason for Purchasing Reed's

April 2019 Survey



Recommended 33%
Good value 27%
Uses fresh ginger 25%
Available at a bar 24%
All-Natural 23%
Preferred brand 16%
Packaging 13%
Advertisement 17%
Sample 9%
None of these 4%

September 2019 Survey



Recommended 36%
Good value 30%
Uses fresh ginger 30%
Available at a bar 27%
All-Natural 24%
Preferred brand 17%
Packaging 19%
Advertisement 14%
Sample 13%
None of these 2%

Source: Cleria Research - Based on a national survey among 693 respondents who a) have consumed Ginger Beer at least once in the last 4 months and b) have purchased it in the last 30 days.

REED'S INC — REASONS CUSTOMERS DON'T PURCHASE REED'S

- Customers did not have the option to buy Reed's products due to unavailability, which rose 6%

Customer's Reason for Not Purchasing Reed's

April 2019 Survey



I don't know 41%
Don't buy ginger beer frequently 30%
Not available 23%
Too expensive 6%
Didn't like the taste 3%
Too much ginger 0.8%
Not a brand for me 0.6%
No fresh ginger 0.8%
Not enough ginger 1%

September 2019 Survey



I don't know 25%
Don't buy ginger beer frequently 33%
Not available 29%
Too expensive 10%
Didn't like the taste 4%
Too much ginger 4%
Not a brand for me 2%
No fresh ginger 0.6%
Not enough ginger 1%

Source: Cleria Research - Based on a national survey among 844 respondents who a) have consumed Ginger Beer at least once in the last 4 months, b) are aware of and have tried Reed's before but c) have not purchased it in the last 30 days

REED'S INC

Innovation Update


READY FOR
REAL
GINGER?
REED'S

2020 REED'S PORTFOLIO

REED'S INC

Core Packages (13 SKUS)



2020



Caffeine Cola

Package / Channel Innovation (8 SKUS)



C-Store



Club



Mixer Set/On- Premise

Category Innovation (7 SKUS)



2020

Consumers love it!

surlysue ...


CRAFT GINGER BEER
REED'S
ALL-NATURAL
ZERO SUGAR
EXTRA
100% MORE GINGER
THAN ORIGINAL
Non-Alcoholic
12 fl oz. (355ml)

17 likes

surlysue I've been trying to cut back on sugar, but I love ginger beer. Especially when it's mixed with whiskey. I was thrilled to stumble across this gem yesterday. No I don't have to feel as guilty about my cocktails. 🥃 @drinkreeds .

lux219 Ooh, I need this! I usually get Gosling's diet ginger beer to mix with Tito's, but this is much better!!
23h Reply

surlysue @lux219 so much better than diet goslings!
21h 1 like Reply

awarnesen WHAT IS THIS MAGIC?!?
21h 1 like Reply

surlysue @awarnesen right! 😍
20h Reply

kakicactus Whaaaattt!!! Is it still as sweet as before?! I love the ginger, but it was always too sweet for me.
48m Reply

REED'S CATEGORY INNOVATION – FLAVORED MALT BEVERAGE

In Q1 / Q2 2020, Reed's anticipates it will launch its ready-to-drink mule nationwide through a proposed licensing agreement with a craft brewer

- **Packaging** – consistent with new base brand design with tie to iconic copper Mule imagery
- **Pricing** – $9.99 4-Pack SRP; premium vs. mainstream FMB's/craft beer but lower than RTD spirit-based cocktails
- **Distribution** – leading beer/spirits DSD partners who also sell base Reed's products
- **Channels** – Mainstream (grocery) and liquor/on premise in FMB and Craft Beer sets



MADE FROM
FRESH GINGER
CRAFT GINGER MULE
REED'S
ALL-NATURAL
CLASSIC MULE
GINGER BEER WITH NATURAL FLAVORS AND SPICES
CONTAINS ALCOHOL
355ml
MADE FROM
FRESH GINGER
CRAFT GINGER MULE
REED'S
ALL-NATURAL
ZERO SUGAR
CLASSIC MULE
GINGER BEER WITH NATURAL FLAVORS AND SPICES
CONTAINS ALCOHOL
355ml

Reed's Ginger Chill CBD infused beverage is "ready to go" pending clarity from federal regulators

- **Packaging** – consistent with new base brand design with color differentiation; 10oz sleek can to reinforce functional halo and separation from core offerings
- **Pricing** – $3.99 SRP/can; in line with other hemp/CBD beverages
- **Distribution** – existing base Reed's distribution partners
- **Channels** – Mainstream (where possible) and health/natural food stores on functional shelf


3000MG
FRESH ORGANIC
GINGER
20 MG CBD
WELLNESS GINGER DRINK
REED'S
ALL-NATURAL
GINGER CHILL
INFUSED WITH BROAD SPECTRUM HEMP EXTRACT
NON-ALCOHOLIC
10 FL OZ. (280 ML)
3000MG
FRESH ORGANIC
GINGER
20 MG CBD
WELLNESS GINGER DRINK
REED'S
ALL-NATURAL
ZERO SUGAR
GINGER CHILL
INFUSED WITH BROAD SPECTRUM HEMP EXTRACT
NON-ALCOHOLIC
10 FL OZ. (280 ML)

Reed's Wellness Shots: Produced and Ready to Launch

- Reed's Shots were shared at UNFI and NACS in the beginning of October
  - Strong interest from several c-store chains and distributors
  - Rollout planned in natural food channel in Q4 2019


DAILY GINGER
REED'S
3000MG
FRESH ORGANIC GINGER
GINGER ENERGIZE
DAILY GINGER
YOUR DAILY SHOT OF WELLNESS
GINGER ENERGIZE


lonjandis
Launching at #nacsshow
(there's also a caffeine
and a CBD version)
@BEVNET
DAILY GINGER
WELLNESS GINGER SHOT
REED'S
ALL-NATURAL
3000MG
-FRESH-
ORGANIC
GINGER
HT: @bostonswifty


YOUR DAILY SHOT OF WELLNESS
READY FOR REAL GINGER?
REED'S


DRINK SMART. DRINK REAL.
NEW 8OZ CANS

New & Improved Reed's Chews Refresh

- Now made from organic ginger
- Tastier and chewier
- Upgraded 2oz packaging structure with side-opening for easier access
- New 3oz size – the best-selling size in the category
- Refreshed packaging graphics, aligned with Master Brand look and feel for strong cross-sell impact


CRYSTALLIZED GINGER
REED'S


TASTIER CHEWIER
CRAFT GINGER CANDY
REED'S
ALL-NATURAL
GINGER CHEWS


TASTIER JUICIER
CRAFT GINGER CANDY
REED'S
ALL-NATURAL
CRYSTALLIZED GINGER


REED'S
GINGER CHEWS
CRAFT GINGER CANDY
REED'S
ALL-NATURAL
GINGER CHEWS
MADE FROM ORGANIC FRESH GINGER

Chews 2oz Box

REED'S INC

Financials


ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ROOT BEER
ZERO SUGAR
LEMON LIME

REED'S INC

INCOME STATEMENT

	Fiscal Year Ending December 31,		LTM as of	Six Months Ending June 30,	
	2017	2018	6/30/2019	2018	2019
Net Sales	$ 37,714,000	$ 38,102,000	$ 38,354,000	$ 17,677,000	$ 17,929,000
% Growth	*(11.2)%*	*1.0%*			*1.4%*
Cost of Goods Sold	$ 30,821,000	$ 27,424,000	$ 28,244,000	$ 12,332,000	$ 13,152,000
Gross Profit	$ 6,893,000	$ 10,678,000	$ 10,110,000	$ 5,345,000	$ 4,777,000
% Margin	*18.3%*	*28.0%*	*26.4%*	*30.2%*	*26.6%*
Operating Expenses					
Delivery and Handling Expense	$ 3,942,000	$ 5,489,000	$ 5,752,000	$ 2,203,000	$ 2,466,000
Selling and Marketing Expense	3,021,000	4,879,000	7,864,000	2,223,000	5,208,000
General and Administrative Expense	5,754,000	8,383,000	7,637,000	4,866,000	4,120,000
Impairment of Assets	5,925,000	229,000	229,000	0	0
Gain on Sale of Los Angeles plant	0	(180,000)	(210,000)	0	(30,000)
Total Operating Expenses	$ 18,642,000	$ 18,800,000	$ 21,272,000	$ 9,292,000	$ 11,764,000
Operating Income	$(11,749,000)	$(8,122,000)	$(11,162,000)	$(3,947,000)	$(6,987,000)
% Margin	*(31.2)%*	*(21.3)%*	*(29.1)%*	*(22.3)%*	*(39.0)%*
Total Other Expenses	$ 6,624,000	$ 2,203,000	$ 1,896,000	$ 1,044,000	$ 737,000
Net Income	$(18,373,000)	$(10,325,000)	$(13,058,000)	$(4,991,000)	$(7,724,000)
% Margin	*(48.7)%*	*(27.1)%*	*(34.0)%*	*(28.2)%*	*(43.1)%*

MODIFIED EBITDA

	Fiscal Year Ending December 31,		LTM as of	Six Months Ending June 30,	
	2017	2018	6/30/2019	2018	2019
Net Income	$(18,373,000)	$(10,325,000)	$(13,058,000)	$(4,991,000)	$(7,724,000)
Modified EBITDA Adjustments:					
Depreciation and Amortization	$ 551,000	$ 108,000	$(159,000)	$ 337,000	$ 70,000
Interest Expense	3,491,000	2,201,000	1,909,000	921,000	629,000
Stock Option and Other Noncash Compensation	1,055,000	2,081,000	2,134,000	1,176,000	1,229,000
Financing Costs included Warrant Modifcation	2,776,000	0	0	0	0
Change in Fair Value of Warrant Liability	(3,275,000)	2,000	(13,000)	123,000	108,000
Extinguishment and Reissue of Convertible Note	3,632,000	0	0	0	0
Gain on Plant Sale	0	(180,000)	(180,000)	0	0
Impairment and Severance Costs	5,925,000	1,156,000	553,000	642,000	39,000
Total EBITDA Adjustments	$ 14,155,000	$ 5,368,000	$ 4,244,000	$ 3,199,000	$ 2,075,000
Modified EBITDA	$(4,218,000)	$(4,957,000)	$(8,814,000)	$(1,792,000)	$(5,649,000)
% Margin	*(11.2)%*	*(13.0)%*	*(23.0)%*	*(10.1)%*	*(31.5)%*

REED'S INC

BALANCE SHEET

	As of December 31, 2017	As of December 31, 2018	As of 6/30/2019
Assets			
Current Assets			
Cash	$ 12,127,000	$ 624,000	$ 1,604,000
Accounts Receivable	2,691,000	2,803,000	3,465,000
Inventory	5,931,000	7,380,000	9,283,000
Prepaid Expenses and Other Current Assets	199,000	131,000	398,000
Total Current Assets	$ 20,948,000	$ 10,938,000	$ 14,750,000
Total Long Term Assets	$ 3,528,000	$ 1,554,000	$ 1,592,000
Total Assets	$ 24,476,000	$ 12,492,000	$ 16,342,000
Liabilities & Stockholders' Equity			
Current Liabilities			
Accounts Payable	$ 7,480,000	$ 5,721,000	$ 3,905,000
Accrued Expenses	220,000	1,483,000	748,000
Advances from Officers	277,000	0	0
Line of Credit	3,301,000	6,980,000	4,328,000
Current Portion of Capital Leases Payable	198,000	51,000	51,000
Current Portion of Long Term Financing Obligation	222,000	0	0
Current Portion of Bank Notes	6,947,000	0	0
Total Current Liabilities	$ 18,645,000	$ 14,235,000	$ 9,032,000

	As of December 31, 2017	As of December 31, 2018	As of 6/30/2019
Liabilities (Cont'd)			
Long Term Liabilities			
Capital Leases Payable, Less Current Portion	$ 236,000	$ 801,000	$ 759,000
Long term Financing Obligation, Less Current Portion	1,250,000	0	0
Convertible Note to a Related Party	3,690,000	4,161,000	4,417,000
Warrant Liability	36,000	38,000	146,000
Other Long Term Liabilities	111,000	0	0
Total Long Term Liabilities	$ 5,323,000	$ 5,000,000	$ 5,322,000
Total Liabilities	$ 23,968,000	$ 19,235,000	$ 14,354,000
Stockholders' Equity			
Convertible Preferred	$ 94,000	$ 94,000	$ 94,000
Common Stock	2,000	3,000	3,000
Common Stock Issuable	680,000	0	0
Additional Paid in Capital	49,833,000	53,591,000	70,051,000
Accumulated Deficit	(50,101,000)	(60,431,000)	(68,160,000)
Total Stockholders' Equity	$ 508,000	$(6,743,000)	$ 1,988,000
Total Liabilities and Stockholders' Equity	$ 24,476,000	$ 12,492,000	$ 16,342,000

REED'S INC

Appendix


GINGER ALE
FOOLED
YOUR
MOM
THERE'S ALMOST
NO GINGER
IN CANADA DRY GINGER ALE

REED'S INC

Reed's & Virgil's Positioning and Marketplace


NOT IN SERVICE
CRAFT GINGER BEER
REED'S
ALL-NATURAL
ORIGINAL
GINGER ALE FOOLED YOUR MOM
THERE'S ALMOST NO GINGER IN CANADA DRY GINGER ALE

Reed's is the dollar sales leader in the ginger beer segment

- Reed's has an estimated 25% dollar share of the ginger beer segment in measured channels
- Mainstream ginger ale brands vulnerable to consumers switching to get actual ginger benefits


CANADA DRY
Schweppes
Goslings

Attribute	Reed's	Canada Dry	Schweppes	Gosling's	Fever Tree	Bundaberg
All-Natural (no artificial colors, ingredients, or preservatives)	✓	X	X	X	✓	X
Made from Fresh Ginger Root	✓	X	X	X	X	X
FREE from Preservatives (Benzoate)	✓	X	X	X	✓	X
FREE from High Fructose Corn Syrup	✓	X	X	X	✓	✓
Diet/Zero Calorie Sweetener	Natural	Artificial	Artificial	Artificial	N/A	Artificial
Retail Sales in $ millions	$25.1M[1]	$647M	$165M	$20.7M	$18.3M	$18.2M

Source: SPINS data (combined mulo/natural/specialty channels) 52w ending 4-21-19 with Reed's includes sales non-syndicated retailers in natural and specialty
[1] Aggregating SPINS data & non-measured retailers (Trader Joe's & Whole Foods).

Reed's is unsurpassed in taste, high-quality natural ingredients and the use of fresh ginger root


EXTRA
MADE FROM
FRESH
GINGER
CRAFT GINGER BEER
REED'S
ALL-NATURAL
EXTRA
100% MORE GINGER
THAN ORIGINAL

No Artificial Flavors, No Artificial Ingredients, No Artificial Coloring, No Preservatives

BREWED Directly from Roots, Herbs, Spices Fruits

25% Juice & Significant amounts of FRESH GINGER



Fresh Raw Ginger



Honey & Spices



Pineapple Juice



Sparkling Water



Lemons & Limes



Pure Cane Sugar


ZERO
SUGAR
EXTRA
MADE FROM
FRESH
GINGER
CRAFT GINGER BEER
REED'S
ALL-NATURAL
ZERO SUGAR
EXTRA
100% MORE GINGER
THAN ORIGINAL

New Zero Sugar

- Great Taste
- All-Natural Proprietary Sweetener Blend
- Same levels of Real Ginger
- Zero Calories

0 CALORIES

SOURCES OF AWARENESS

- Paid social media likely the driver of the 8% jump in "Recommended by a Friend"
- Also "Received a sample from a branded truck" up 3% nationally (significant); Boston up 9% / San Diego 5% (directional due to small sample sizes)

How Consumers Know Reed's

April 2019 Survey


In store 56%
Friend 37%
Bar/restaurant 21%
Social media 15%
Online advertising 10%
Sample 1%
Other 4%
Public advertising 2%
Radio 2%
I don't know 3%

September 2019 Survey


In store 49%
Friend 45%
Bar/restaurant 21%
Social media 14%
Online advertising 9%
Sample 4%
Other 3%
Public advertising 3%
Radio 2%
I don't know 1%

Source: Cleria Research - Based on a national survey among 1,512 respondents who a) have consumed Ginger Beer at least once in the last 4 months and b) are aware of Reed's

REASONS CUSTOMERS TRY REED'S

- The Reed's "truck," which goes to events to serve product, was the source of a 9% increase in customers trying Reed's product

April 2019 Survey | **September 2019 Survey**

Customer's Reason for Trying Reed's


Wanted to taste it
44%
Recommended
35%
Uses fresh ginger
19%
All-Natural
18%
Served at an event
12%
Saw it at a bar
16%
I like the brand
13%
Advertisement
15%
I liked the packaging
10%
I don't know
5%


Wanted to taste it
37%
Recommended
37%
Uses fresh ginger
20%
All-Natural
20%
Served at an event
21%
Saw it at a bar
14%
I like the brand
15%
Advertisement
9%
I liked the packaging
12%
I don't know
5%

Source: Cleria Research - Based on a national survey among 1,208 respondents who a) have consumed Ginger Beer at least once in the last 4 months and b) are aware of and have tried Reed's before

REASONS CUSTOMERS HAVEN'T TRIED REED'S

- Lack of availability was the cause for customers not trying Reed's products, which rose 3% between surveys

April 2019 Survey | September 2019 Survey

Customer's Reason for Not Trying Reed's


Not familiar with brand
52%
I don't know
24%
Occasional ginger beer drinker
17%
Not available
12%
Too expensive
2%
Wouldn't like the taste
1%
Not a brand for me
0.3%
Too much ginger
0.5%
Not enough ginger
0.7%
Non All-Natural
1%
Not familiar with brand
47%
I don't know
22%
Occasional ginger beer drinker
18%
Not available
15%
Too expensive
5%
Wouldn't like the taste
2%
Not a brand for me
2%
Too much ginger
2%
Not enough ginger
2%
Non All-Natural
0.6%

Source: Cleria Research - Based on a national survey among 1,878 respondents who a) have consumed Ginger Beer at least once in the last 4 months but b) have not tried Reed's

Craft Specialty Carbonated Soft Drinks (CSDs) Zero Sugars Growing

US Carbonated Soft Drink Retail Sales 2018



Total Craft
$350 million

Total Carbonated Soft Drinks:
$20 Billion

Growth Rate vs YAG

Mainstream CSD		Craft Specialty CSD	
Total CSDs	Diet CSD's	Total Craft Specialty	Craft/Natural Zero Sugar
4%	5%	2%	26%

- Craft soda category significantly underdeveloped as compared to craft beer and other craft categories
- Craft "Zero Sugar" category growing 26%
- Leverage Virgil's proprietary, superior tasting, all-natural Zero Sugar new products to steal market share from mainstream diets and natural zero sugar offerings
- Virgil's will fill leadership, innovation and marketing void in the craft soda category

Source: Brewers Association; SPINS MULO sales latest 52 weeks ended 9/8/19

Virgil's is a Leading All-Natural, Full Line Craft Soda

- Virgil's will take share from leading all-natural Zero Sugar brands driven by superior taste


VIRGIL'S
ZERO SUGAR
ROOT BEER
COLA
zevia
IBC
Root Beer
Hansen's
Diet Hansen's

Attribute	Virgil's	Zevia	IBC	Stewart's	Hansen's	Hansen's Diet
All-Natural (no artificial colors, ingredients, or preservatives)	✓	✓	X	X	✓	X
FREE from High Fructose Corn Syrup	✓	✓	X	X	✓	✓
FREE from Sodium Benzoate (preservative)	✓	✓	X	X	✓	✓
Made with Only Natural Flavors	✓	✓	X	X	✓	✓
Sugar Substitute	Natural Blend	Natural 100% Stevia	Aspartame Saccharin	Aspartame	N/A	Ace K, Sucralose
Retail Sales in $ millions	$19.7M[1]	$77.2M	$37.4M	$18.5M	$13.7M	

Source: SPINS data (combined mulo/natural/specialty channels) 52w ending 4-21-19 with Virgil's includes sales non-syndicated retailers in natural and specialty

[1] Aggregating SPINS data & non-measured retailers (Trader Joe's & Whole Foods).

Virgil's is unique among craft sodas for its great-tasting, all-natural recipes

- Never Any Artificial Colors, Flavors or Preservatives, Gluten Free, GMO Free, Caffeine Free


VIRGIL'S
HANDCRAFTED
ROOT BEER
ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ROOT BEER

Virgil's Root Beer Ingredients:

- Sparkling Water
- Cane Sugar
- Natural Flavors
- Natural Colors

Typical Root Beer Ingredients:



Ingredients:
Carbonated Water
High Fructose Corn Syrup
Natural & Artificial Flavors
Caramel Color
Sodium Benzoate
(Preservative)
Citric Acid, Acacia


ZERO SUGAR ROOT BEER
NEW
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
ROOT BEER
12 FL OZ (355 ML)

Virgil's Zero Sugar Root Beer Ingredients:

- Sparkling Water
- Proprietary Sweetener Blend (Erythritol, Stevia, Monk Fruit)
- Natural Flavors
- Natural Colors

0 CALORIES

REED'S INC

VIRGIL'S CORE INNOVATION – ZERO SUGAR

- Virgil's Zero Sugar helped drive 46% growth for total Virgil's in Q1
- Now tracking to +$5MM in annual revenues
- In over 7,000 doors: Kroger, HEB, Stop & Shop, Walmart, Target
- Significant distribution upside - Reed's, Inc. in 35K outlets

CK CERTIFIED KETOGENIC certketo.com


ZERO SUGAR ROOT BEER
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
ROOT BEER
ZERO SUGAR
COLA
ZERO SUGAR
BLACK CHERRY
ZERO SUGAR
VANILLA CREAM
ZERO SUGAR
ORANGE
ZERO SUGAR
LEMON LIME
NEW
ZERO SUGAR
6 CANS

NEW 2.0 Proprietary All Natural Sweetener System

ZERO Calories • ZERO Sugar • ZERO Guilt • Great Taste

REED'S INC

Additional Marketing Details



COMP
Select an area to comment on
+0.10
10.3%
amazon
AMZN
10.6%
PayPal
10.6%
CRAFT GINGER BEER
REED'S
Nasdaq
REED
NasdaqListed
REED'S
ZERO SUGAR
STRONGEST
REED'S
ALL-NATURAL
EXTRA

PR Highlights - "They Fooled Your Mom" Campaign Launch

104.6M+ EARNED MEDIA IMPRESSIONS

17 UNIQUE PLACEMENTS

5 INTERVIEWS WITH TOP-TIER MEDIA

60 UNIQUE INFLUENCER SOCIAL POSTS

30 SAMPLING KITS TO LIFESTYLE MEDIA

AdAge


REED'S
REAL

REED'S GINGER BEER TAKES AIM AT GINGER ALE, SPECIFICALLY CANADA DRY

cheddar


CANADA DRY FOOLED YOUR MOM!
'THEY FOOLED YOUR MOM'

BEVNET


CANADA DRY FOOLED YOUR MOM
TURNS OUT, THERE'S ALMOST NO GINGER IN CANADA DRY GINGER ALE
REED'S HAS REAL GINGER
(AND A LOT OF IT)
TRY REED'S

Reed's Launches New "They Fooled Your Mom" Marketing Campaign

Nasdaq


REED

FINANCIAL TIMES

Marketing DIVE


CANADA DRY FOOLED YOUR MOM

SmartBrief

Brands lend wisdom to Mother's Day celebrations

WholeFoods MAGAZINE

Informing and Educating the Natural Products Industry

Reed's Launches "They Fooled Your Mother" Campaign for Real Ginger

just-drinks

YAHOO! FINANCE

Bloomberg

March – June PR Highlights

Following the launch of "They Fooled Your Mom" campaign, the brand focused to reach consumers via lifestyle media, leveraging RD crafted ginger recipes and health tips to secure placements in top food and wellness outlets.

COSMOPOLITAN

14 Ginger Beer Cocktails That Are Straight Fire for Summer





Women'sHealth

The 11 Best Non-Alcoholic Beers According To Nutritionists

No booze, no problem.



MAYA FELLER NUTRITION

Reed's Ginger Beer Recipes and Health Benefits



"Reed's has 9,000 milligrams of fresh organic ginger, and uses wholesome ingredients that I am 100 percent comfortable with putting into my body, says Maya Feller, RD."

FOOD52

SEAFOOD

Ginger Beer Escovitch

by: REED'S | June 13, 2019

FOX 31 DENVER | 2 COLORADO'S OWN NEWS

Elevate Your BBQ – Cookbook Author Yvette Marquez-Sharpnack


MuyBuenoCookbook.com

"I like Reed's, it's a great brand of ginger beer."

Hollywood Life by Bonnie Fuller

Fourth Of July Cocktails: 30+ Festive July 4th Drinks, Jell-O Shots & More To Celebrate America

The Daily Meal — All Things Food & Drink

Tequila Cocktails That Aren't Margaritas

QUARTZY

YAHOO! LIFESTYLE

Chowhound

11 Slushy Cocktails for Hot Summer Days

360PR+

Bloomberg

January 8, 2019


SINCE 1904
CANADA DRY
Made from Real Ginger
Sunkist
A&W
RC
Squirt

Signage for Dr. Pepper Snapple Group Inc. brand soda is seen on a delivery truck outside a facility in Louisville, Kentucky.

Photographer: Luke Sharrett/Bloomberg via Getty Images

News

Canada Dry to Stop Claiming It Has Real Ginger

"Research found the actual ginger compound content of Canada Dry is below the threshold for human taste, and far lower than any amount that could have health benefits."

-- Luke Sharrett/Bloomberg

"The company that makes the popular soft drink will also offer payments to people who purchased Canada Dry for personal use in the U.S. since 2013."

Real Mom's Contest


WIN $1,000
Raise a toast to a mom that's 100% REAL.
Like Reed's Ginger Beer, moms are the real deal. That's why we're treating one lucky mom to a real experience! To enter, complete the tasks below and be sure to tell us about a mom in your life thats 100% REAL!
MADE FROM FRESH GINGER
CRAFT GINGER BEER
REED'S
ALL-NATURAL
ORIGINAL
NON-ALCOHOLIC


35 Your Entries
253813 Total Entries
3 Days Left
Win a $1,000 REAL experience!
WIN $1,000
Raise a toast to a mom that's 100% REAL.
REED'S
ORIGINAL
6 Ways to Enter
Entering as Lindsay Martin Edit Logout
Visit @drinkreeds on Instagram
Visit Drink Reed's on Facebook
Answer a Question
Share With Friends For Extra Entries 5
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Find Reed's Ginger Beer near you! +1 per day
Terms & Conditions | © Drink Reeds

"Official Ginger Beer of the Rose Bowl"

Total Integration of 5 Reeds SKU's into all Rose Bowl Games and Events in and around the Rose Bowl property - almost 1MM attendees annually

Selling and Sampling activities - RTD Mule sales, Reed's Original, Reed's Strongest line for all Mule Mixers

Additional Opportunities:

- Placements @ Brookside Golf Course property including beverage carts and restaurants
  - Second busiest public course – 137,500 rounds annually
- UCLA Football century club tailgates
- Placement in historic Pauley Pavilion UCLA Basketball & UCLA Campus stores
- Concerts (Rolling Stones), Soccer Matches, and CraftOberfest
- Reeds will have prime signage in the lower bowl
- Over 100 points of distribution


IP RIGHTS & DESIGNATION
Use of marks & logos
Official designation
Rose Bowl
AMERICA'S STADIUM
Ralphs
ULTIMATE TAILGATE EXPERIENCE
REED'S
CLASSIC MULE
ZERO SUGAR CLASSIC MULE
STRONGEST
ORIGINAL
CONCESSION INTEGRATION
Concessions Integration into Rose Bowl Concourse
Reed's products will be featured/integrated in ALL permanent concession stand locations. Over 100 points-of-sale.

Reed's Green Machine Tour


READY FOR
REAL
GINGER?
REED'S







REED'S INC

TRADE JOE'S RESULTS YEAR-TO-DATE

	Cases LY	Cases TY	% Diff	$$ LY	$$ TY	% Diff
Total Virgil's Root Beer	59,377	69,939	17.8%	$950,032	$1,189,042	25.2%
Total Virgil's Zero Root	0	22,491	NA	0	390,436	NA
Total Virgil's	**59,377**	**92,430**	**55.7%**	**$950,032**	**$1,579,478**	**66.3%**
Total Reed's Extra	106,789	93,474	(12.5)%	$1,708,624	$1,586,350	(7.2)%
Total Reed's Zero Extra	0	24,307	NA	0	425,324	NA
Total Reed's	**106,789**	**117,781**	**10.3%**	**$1,708,624**	**$2,011,674**	**17.7%**
Total Reed's & Virgil's	**166,166**	**210,211**	**26.5%**	**$2,658,656**	**$3,591,152**	**35.1%**

Note: Internal company year-to-date as of 10/18/19 for Trader Joe's, unaudited.